UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2006
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Severance Agreements
     On November 13, 2006, OM Group, Inc. (the “Company”) entered into a severance agreement (each, a “Severance Agreement”) with each of the following executives: Marcus P. Bak, Vice President and General Manager, Nickel Group; Stephen D. Dunmead, Vice President and General Manager, Cobalt Group; Kenneth Haber, Vice President and Chief Financial Officer; and Gregory J. Griffith, Vice President, Corporate Affairs and Investor Relations (each, an “Executive”). Under each Severance Agreement, in the event of a termination (as defined in the Severance Agreement), the Executive is entitled to a lump sum payment equal to 1.5 times the Executive’s annual base salary then in effect plus any base salary earned through the date of termination and bonus for the prior fiscal year, to the extent such earned base salary and bonus has not been paid. The form of Severance Agreement executed by each Executive is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Change in Control Agreements
     On November 13, 2006, the Company entered into amended or initial change in control agreements (each, a “CIC Agreement” and together, the “CIC Agreements”) with each of the following executives: Marcus P. Bak, Vice President and General Manager, Nickel Group; Stephen D. Dunmead, Vice President and General Manager, Cobalt Group; Kenneth Haber, Vice President and Chief Financial Officer; Valerie Gentile Sachs, Vice President, General Counsel and Secretary, and Gregory J. Griffith, Vice President, Corporate Affairs and Investor Relations (each, an “Executive”).
     Under the terms of each CIC Agreement, in the event that a Change in Control (as defined in the CIC Agreement) occurs, and during the term of the CIC Agreement, the Executive’s employment with the Company is terminated either by the Executive for Good Reason (as defined in the CIC Agreement) or by the Company Without Cause (as defined in the CIC Agreement), then the Executive shall be entitled to receive certain severance payments, including:
(i)	to the extent not previously paid, the Executive’s full base salary earned through the date of termination of the Executive’s employment;

(ii)	to the extent not previously paid, the Executive’s bonus for the last completed fiscal year;

(iii)	the Executive’s target bonus for the fiscal year in which the Executive’s employment was terminated, pro rated based on the number of days the Executive was employed during such year;

(iv)	a lump sum payment equal to two times the sum of: (A) the Executive’s base salary (based on the higher of the Executive’s annual base salary immediately before the Change in Control or annual base salary at the highest rate in effect at any time prior to the termination of employment) and (B) the Executive’s Additional Compensation (as defined in the CIC Agreement). “Additional

Compensation,” as defined in the CIC Agreement, is based upon the three-year average (or modified average if the Executive has been employed with the Company for less than three years) of the Executive’s total annual incentive compensation, commissions, bonuses, amounts deferred under nonqualified deferred compensation programs, and certain elective contributions made by or on behalf of the Executive under plans maintained by the Company;

(v)	a lump sum cash payment equal to the aggregate spread between the exercise prices of all stock options held by the Executive and the higher of (A) the mean of the high and low trading prices of the Company’s common stock on the New York Stock Exchange on the date of termination of the Executive’s employment or (B) the highest price per share actually paid by the Company in connection with a Change in Control;

(vi)	immediate vesting and redemption of all unvested shares of restricted stock at a price equal to the higher of (A) the mean of the high and low trading prices of the Company’s common stock on the New York Stock Exchange on the date of termination of the Executive’s employment or (B) the highest price per share actually paid by the Company in connection with a Change in Control; and

(vii)	a cash payment equal to any unvested portion of the Executive’s interest in any Company nonqualified retirement plan or tax-qualified pension plan.
The CIC Agreements provide that the payments described above shall be in lieu of all other severance arrangements otherwise due to the Executive under any other agreement, plan, arrangement or understanding between the Company and the Executive.
     In addition to such severance payments, if a Change in Control occurs, and during the term of the CIC Agreement, the Executive’s employment with the Company is terminated either by the Executive for Good Reason or by the Company Without Cause, the Executive will receive continued coverage and/or lump sum payments to fund continuing coverage under life, health and disability insurance programs, as well as coverage under other employee benefit plans that the Executive participated in immediately prior to the Executive’s termination, for a period of two years following the termination of the Executive’s employment. The Executive will also receive certain “gross-up” payments to reimburse the Executive for any excise taxes which may be incurred by the Executive as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The CIC Agreement contains certain restrictive covenants on the part of the Executive, pursuant to which the Executive agrees to refrain from competing with the Company or its subsidiaries for a period of one year following termination of the Executive’s employment, maintain the confidentiality of the Company’s confidential information, and refrain from making any statements disparaging the reputation or business of the Company.
     The form of CIC Agreement is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Amendment to Employment Agreement for Joseph M. Scaminace
     On November 13, 2006, the Company and Joseph M. Scaminace, the Chief Executive Officer of the Company, entered into an amendment to Mr. Scaminace’s employment agreement dated May 26, 2005. The amendment modifies the existing employment agreement in order to reflect the provisions of Section 409A of the Internal Revenue Code of 1986. The amendment to the employment agreement is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.
Amended Change of Control Agreement for Joseph M. Scaminace
     On November 13, 2006, the Company entered into an amended change in control agreement (the “Amended CIC Agreement”) with its Chief Executive Officer, Joseph M. Scaminace (the “Executive”).
     Under the terms of the Amended CIC Agreement, in the event that a Change in Control (as defined in the Amended CIC Agreement) occurs, and during the term of the Amended CIC Agreement, the Executive’s employment with the Company is terminated either by the Executive for Good Reason (as defined in the Amended CIC Agreement) or by the Company Without Cause (as defined in the Amended CIC Agreement), then the Executive shall be entitled to receive certain severance payments, including:
(i)	to the extent not previously paid, the Executive’s full base salary earned through the date of termination of the Executive’s employment;

(ii)	to the extent not previously paid, the Executive’s bonus for the last completed fiscal year;

(iii)	the Executive’s target bonus for the fiscal year in which the Executive’s employment was terminated, pro rated based on the number of days the Executive was employed during such year;

(iv)	a lump sum payment equal to three times the sum of: (A) the Executive’s annual base salary at the highest rate in effect at any time before his Termination Date (as defined in the Amended CIC Agreement) and (B) the Executive’s Additional Compensation (as defined in the Amended CIC Agreement). “Additional Compensation,” as defined in the Amended CIC Agreement, is based upon the three-year average (or modified average if the Executive has been employed with the Company for less than three years) of the Executive’s total annual incentive compensation, commissions, bonuses, amounts deferred under nonqualified deferred compensation programs, and certain elective contributions made by or on behalf of the Executive under plans maintained by the Company; provided that the dollar value of Additional Compensation under the Amended CIC Agreement shall not be less than $950,000;

(v)	a lump sum cash payment equal to the aggregate spread between the exercise prices of all stock options held by the Executive and the higher of (A) the mean of the high and low trading prices of the Company’s common stock on the New York Stock Exchange on the date of termination of the Executive’s employment or (B) the highest price per share actually paid by the Company in connection with a Change in Control;

(vi)	immediate vesting and redemption of all unvested shares of restricted stock at a price equal to the higher of (A) the mean of the high and low trading prices of the Company’s common stock on the New York Stock Exchange on the date of termination of the Executive’s employment or (B) the highest price per share actually paid by the Company in connection with a Change in Control; and

(vii)	a cash payment equal to any unvested portion of the Executive’s interest in any Company nonqualified retirement plan or tax-qualified pension plan.
The Amended CIC Agreement provides that the payments described above shall be in lieu of all other severance arrangements otherwise due to the Executive under any other agreement, plan, arrangement or understanding between the Company and the Executive.
     In addition to such severance payments, if a Change in Control occurs, and during the term of the Amended CIC Agreement, the Executive’s employment with the Company is terminated either by the Executive for Good Reason or by the Company Without Cause, the Executive will receive continued coverage and/or lump sum payments to fund continuing coverage under life, health and disability insurance programs, as well as coverage under other employee benefit plans that the Executive participated in immediately prior to his termination, for a period of three years following the termination of the Executive’s employment. The Executive will also receive certain “gross-up” payments to reimburse the Executive for any excise taxes which may be incurred by the Executive as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The Amended CIC Agreement contains certain restrictive covenants on the part of the Executive, pursuant to which the Executive agrees to refrain from competing with the Company or its subsidiaries for a period of one year following termination of the Executive’s employment, maintain the confidentiality of the Company’s confidential information, and refrain from making any statements disparaging the reputation or business of the Company.
     The Amended CIC Agreement is filed as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.
Amended Severance Agreement for Valerie Gentile Sachs
     On November 13, 2006, the Company entered into an amended severance agreement (the “Amended Agreement”) with Valerie Gentile Sachs, Vice President, General Counsel and Secretary of the Company. The Amended Agreement amends and supersedes a severance agreement dated November 7, 2005 between the Company and Ms. Sachs. Under the Amended Agreement, in the event of a termination (as defined in the Amended Agreement), Ms. Sachs is entitled to a lump sum payment equal to 1.5 times her annual base salary then in effect plus any base salary earned through the date of termination and bonus for the prior fiscal year, to the extent such earned base salary and bonus has not been paid. The Amended Agreement is filed as Exhibit 99.5 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	99.1 -	Form of Severance Agreement between OM Group, Inc. and certain executive officers
	99.2 -	Form of Amended and Restated Change in Control Agreement between OM Group, Inc. and certain executive officers
	99.3 -	Amendment No. 1, effective November 13, 2006, to Employment Agreement dated May 26, 2005 between Joseph M Scaminace and OM Group, Inc.
	99.4 -	Amended and Restated Change in Control Agreement dated as of November 13, 2006 between OM Group, Inc. and Joseph M. Scaminace
	99.5 -	Amended and Restated Severance Agreement dated as of November 13, 2006 between OM Group, Inc. and Valerie Gentile Sachs
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.

(Registrant)

Date: November 14, 2006	/s/ Valerie Gentile Sachs

Name: Valerie Gentile Sachs
Title: Vice President, General Counsel and Secretary